UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR (G) OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2009

CITIGROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  212-559-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 10, 2009, Citigroup Inc. announced that it finalized a definitive agreement with the U.S. Government and will now launch its previously announced exchange offers for publicly held convertible and non-convertible preferred and trust preferred securities.  The public exchange offers are currently scheduled to expire on or about July 24, 2009, unless extended.  Citigroup also announced that the record date for holders of preferred securities entitled to give written consent for certain amendments to the terms of Citigroup’s preferred securities described in a proxy statement for that consent action is currently scheduled to be June 16, 2009 which Citi will confirm via press release.

A copy of the press release announcing the events described above, among other items, is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 3.03.  Material Modification to Rights of Security Holders.

On June 9, 2009, the board of directors of Citigroup adopted a Tax Benefits Preservation Plan (the “Plan”).  The purpose of the Plan is to protect Citigroup’s ability to utilize certain tax assets, such as net operating loss carryforwards and tax credits (the “Tax Benefits”), to offset future income.  Citigroup’s use of the Tax Benefits in the future could be significantly limited if it experiences an “ownership change” for U.S. federal income tax purposes.  In general, an “ownership change” will occur if there is a cumulative change in Citigroup’s ownership by “5-percent shareholders” (as defined under U.S. income tax laws) that exceeds 50 percentage points over a rolling three-year period.

The Plan is designed to reduce the likelihood that Citigroup will experience an ownership change by (i) discouraging any person or group from becoming a “5-percent shareholder” and (ii) discouraging any existing “5-percent shareholder” from acquiring more than a specified number of additional shares of Citigroup stock.  There is no guarantee, however, that the Plan will prevent Citigroup from experiencing an ownership change.

A corporation that experiences an ownership change will generally be subject to an annual limitation on certain of its pre-ownership change tax assets equal to the value of the corporation immediately before the ownership change, multiplied by the long-term tax-exempt rate (subject to certain adjustments), provided that the annual limitation would be increased each year to the extent that there is an unused limitation in a prior year.  The limitation arising from an ownership change on Citigroup’s ability to utilize the Tax Benefits depends on the value of Citigroup’s stock at the time of the ownership change.  If Citigroup’s Tax Benefits are subject to limitation because it experiences an ownership change, depending on the value of Citigroup’s stock at the time of the ownership change, Citigroup’s tangible common equity might be reduced.

After giving careful consideration to this issue, in light of the previously announced exchange offers, Citigroup’s board of directors has concluded that the Plan is in the best interests of Citigroup and its stockholders.

In connection with the adoption of the Plan, on June 9, 2009, Citigroup’s board of directors declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding (i) share of Citigroup’s common stock and (ii) one-millionth of a share of the Series M preferred stock (as described below, the “Interim Securities”).  The dividend will be payable to holders of record of Citigroup’s common stock and Interim Securities on June 22, 2009 (the “Record Date”).

Each Right will initially represent the right to purchase, for $20.00 (the “Purchase Price”), one one-millionth of a share of Series R Cumulative Participating Preferred Stock, par value $1.00 per share (the “Series R Preferred Stock”).  The terms and conditions of the Rights are set forth in the Plan.

The Rights will not be exercisable until the earlier of (i) the close of business on the 10th business day after the date (the “Stock Acquisition Date”) of the announcement that a person has become an Acquiring Person (as defined below) and (ii) the close of business on the 10th business day (or such later day as may be designated by Citigroup’s board of directors before any person has become an Acquiring Person (as defined below)) after the date of the commencement of a tender or exchange offer by any person which could, if consummated, result in such person becoming an Acquiring Person (as defined below).  The date that the Rights become exercisable is referred to as the “Distribution Date.”

After any person has become an Acquiring Person (as defined below) (other than Rights treated as beneficially owned under certain U.S. tax rules by the Acquiring Person), each Right will generally entitle the holder to purchase for the Purchase Price a number of shares of Series R Preferred Stock having a market value of twice the Purchase Price.

An “Acquiring Person” means, in general, any person or group that has become a “5-percent shareholder” of Citigroup, other than (A) Citigroup or any subsidiary or employee benefit plan or compensation arrangement of Citigroup; (B) the United States government; (C) certain existing “5-percent shareholders” (including certain persons who are “5-percent shareholders” following the previously announced exchange offers with Citigroup) so long as each such shareholder does not acquire more than a specified number of additional shares of Citigroup’s stock; (D) certain other “grandfathered persons” (as described in the Plan), so long as such “grandfathered persons” satisfy the applicable requirements in the Plan; (E) any person or group that Citigroup’s board of directors determines, in its sole discretion, has inadvertently become a “5-percent shareholder” (or inadvertently failed to continue to qualify as a “grandfathered person”), so long as such person or group promptly divests sufficient shares so as to no longer own 5% of Citigroup’s stock; (F) any person or group that has become a “5-percent shareholder” (or failed to qualify as a “grandfathered person”) solely as a result of certain “in-kind distributions,” so long as such person or group satisfies the applicable requirements set forth in the Plan; (G) any person or group that Citigroup’s board of directors determines, in its sole discretion, has not jeopardized or endangered Citigroup’s utilization of its Tax Benefits, so long as each such shareholder does not acquire any additional shares of Citigroup’s stock and so long as our board of directors does not, in its sole discretion, make a contrary determination; and (H) any person that acquires at least a majority of Citigroup’s common stock (and, for so long as the Interim Securities remain outstanding, at least a majority of the Interim Securities) in connection with an offer to acquire 100% of Citigroup’s common stock then outstanding (and, for so long as the Interim Securities remain outstanding, 100% of the Interim Securities).

At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Citigroup’s common stock), Citigroup’s board of directors may generally exchange all or part of the Rights (other than Rights beneficially owned under certain U.S. tax rules by an Acquiring Person) for shares of Series R Preferred Stock at an exchange ratio of one one-millionth of a share of Series R Preferred Stock per Right.

The issuance of the Rights is not taxable to holders of Citigroup’s common stock or Interim Securities for U.S. federal income tax purposes.

Upon conversion of the Interim Securities into common stock, any Rights associated with such Interim Securities will be extinguished and the common stock issued upon such conversion will be issued with Rights attached thereto.

Citigroup’s board of directors may redeem all of the Rights at a price of $0.00001 per Right at any time before a Distribution Date.

Prior to the Distribution Date, the Rights will be evidenced by the certificates for (or current ownership statements issued with respect to uncertificated shares in lieu of certificates for) and will be transferred with, Citigroup’s common stock and Interim Securities, and the registered holders of Citigroup’s common stock and Interim Securities will be deemed to be the registered holders of the Rights.  After the Distribution Date, the rights agent will mail separate certificates evidencing the Rights to each record holder of Citigroup’s common stock and Interim Securities as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from Citigroup’s common stock and Interim Securities.  The Rights will expire on June 10, 2012, unless earlier exchanged or redeemed.

At any time prior to the Distribution Date, the Plan may be amended in any respect.  At any time after the occurrence of a Distribution Date, the Plan may be amended in any respect that does not adversely affect Rights holders (other than any Acquiring Person).

A Rights holder has no rights as a stockholder of Citigroup, including the right to vote and to receive dividends.

The Plan includes antidilution provisions designed to maintain the effectiveness of the Rights.

The above summary of the Plan is qualified by the full text of the Plan being filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference in its entirety.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

On June 10, 2009, Citigroup announced that it had entered into definitive exchange agreements (the “Exchange Agreements”) with each of the U.S. Treasury and the Federal Deposit Insurance Corporation (the “FDIC”) in connection with the private exchange offers previously announced on February 27, 2009.

The following is a summary of the material terms of the Exchange Agreements:

General:  Pursuant to the Exchange Agreement with the U.S. Treasury, the U.S. Treasury will exchange an amount of its preferred stock for newly issued warrants of Citigroup and Interim Securities to match on a “dollar-for-dollar” basis with the aggregate liquidation preference of the preferred stock exchanged by all of the private holders of its convertible preferred stock issued in January 2008  (the “Private Holders”) (the “U.S. Treasury Private Transaction”).

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The Interim Securities will convert to Citigroup common stock at a conversion rate initially set at 1,000,000 shares of common stock for one share of Interim Security (equal to an initial conversion price of $3.25 per share), subject to shareholder authorization of the additional common stock needed for the transaction.  The maximum number of shares of Interim Securities to be issued to the U.S. Treasury and the Private Holders is 11,540 shares.  If shareholder authorization is not received within six months after the closing of the U.S. Treasury Private Transaction, the Interim Securities will pay a 9% dividend that will increase by 2 percentage points each quarter up to a maximum dividend of 19%.

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The warrants entitle the U.S. Treasury to purchase shares of Citigroup common stock at $0.01 per share if the shareholder authorization is not received within six months after the closing of the U.S. Treasury Private Transaction.  The maximum number of shares of common stock issuable to the U.S. Treasury and the Private Holders upon exercise of the warrants is 790,000,000 shares.  The warrants will be cancelled if shareholder authorization is received.

•	The U.S. Treasury Private Transaction is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

The U.S. Treasury has also agreed to exchange an additional amount of its preferred stock for Citigroup common stock to match, on a “dollar-for-dollar” basis, the aggregate liquidation amount of the preferred securities subject to the previously announced public exchange offers, up to an aggregate liquidation amount of $25 billion (including securities exchanged in the U.S. Treasury Private Transaction), at a conversion price of $3.25 per share (the “U.S. Treasury Public Transaction”).

Additionally, the preferred stock held by the U.S. Treasury that is not exchanged in the U.S. Treasury Private Transaction or the U.S. Treasury Public Transaction, together with the preferred stock held by the FDIC, will be exchanged, contemporaneously with the closing of the U.S. Treasury Public Transaction, for trust preferred securities with a coupon of 8% maturing in 2039 and having other material terms substantially similar to Citigroup’s outstanding TRUPS® (the “USG TRUPS® Transaction”).

Conditions to Completion of the U.S. Treasury Private Transaction:  The respective obligations of Citigroup and the U.S. Treasury to consummate the U.S. Treasury Private Transaction are subject to the satisfaction or waiver by Citigroup or the U.S. Treasury, as applicable, at or before the closing, of the following conditions:

•	absence of any law, rule, order, injunction or judgment prohibiting or preventing the completion of the U.S. Treasury Private Transaction;

•	receipt of all material approvals or authorizations of any governmental entities required for the consummation of the U.S. Treasury Private Transaction; and

•	the approval of the NYSE for Citigroup to issue the Interim Securities without shareholder approval being in full force and effect.

The obligation of the U.S. Treasury to consummate the U.S. Treasury Private Transaction is also subject to the fulfillment or waiver by the U.S. Treasury at or prior to the closing of, among others, the following conditions:

•	the accuracy of the representations and warranties made by Citigroup in the Exchange Agreement with the U.S. Treasury, subject to certain materiality exceptions;

•	Citigroup having performed in all material respects all the obligations required to be performed by it at or prior to closing; and

•	the consummation or concurrent consummation of the exchanges with the Private Holders, pursuant to which a minimum of $11.5 billion in aggregate liquidation preference of preferred stock is exchanged.

Conditions to Completion of the U.S. Treasury Public Transaction:  The respective obligations of Citigroup and the U.S. Treasury to consummate the U.S. Treasury Public Transaction are subject to the satisfaction or waiver by Citigroup or the U.S. Treasury, as applicable, at or before the closing, of the following conditions:

•	absence of any law, rule, order, injunction or judgment prohibiting or preventing the completion of the U.S. Treasury Public Transaction;

•	receipt of all material approvals or authorizations of any governmental entities required for the consummation of the U.S. Treasury Public Transaction; and

•	the approval of the NYSE for Citigroup to issue the Interim Securities without shareholder approval being in full force and effect.

The obligation of the U.S. Treasury to consummate the U.S. Treasury Public Transaction is also subject to the fulfillment or waiver by the U.S. Treasury, at or prior to the closing of, among others, the following conditions:

•	the accuracy of the representations and warranties made by Citigroup in the Exchange Agreement with the U.S. Treasury, subject to certain materiality exceptions;

•	Citigroup having performed in all material respects all the obligations required to be performed by it at or prior to closing; and

•	the consummation of the U.S. Treasury Private Transaction and the previously announced public exchange offer.

Conditions to Completion of the USG TRUPS® Transaction:  The respective obligations of Citigroup and the U.S. Treasury and the FDIC to consummate the USG TRUPS® Transaction are subject to the satisfaction or waiver by Citigroup or the U.S. Treasury or the FDIC, as applicable, at or before the closing, of the following conditions:

•	absence of any law, rule, order, injunction or judgment prohibiting or preventing the completion of the USG TRUPS® Transactions;

•	receipt of all material approvals or authorizations of any governmental entities required for the consummation of the USG TRUPS® Transaction; and

•	the approval of the NYSE for Citigroup to issue the Interim Securities without shareholder approval being in full force and effect.

The obligation of the U.S. Treasury and the FDIC to consummate the USG TRUPS® Transaction is also subject to the fulfillment or waiver by the U.S. Treasury or the FDIC, as applicable, at or prior to the closing of, among others, the following conditions:

•	the accuracy of the representations and warranties made by Citigroup in the applicable Exchange Agreement, subject to certain materiality exceptions;

•	Citigroup having performed in all material respects all the obligations required to be performed by it at or prior to closing; and

•	the consummation of the U.S. Treasury Private Transaction and the previously announced public exchange offers.

In addition, the FDIC’s participation in the USG TRUPS® Transaction is contingent upon, and is required to occur simultaneously with, the U.S. Treasury’s participation in the USG TruPS® Transaction.

In the event that the U.S. Treasury Public Transaction is not consummated due to Citigroup’s failure to satisfy any of the applicable conditions described above, or Citigroup announces its intention not to commence, or its decision to terminate, the previously announced public exchange offers, then, subject to the satisfaction or waiver by Citigroup or the U.S. Treasury or the FDIC, as applicable, of the mutual conditions to completion of the USG TRUPS® Transaction, at the request of the U.S. Treasury or the FDIC, as applicable, Citigroup and the U.S. Treasury or the FDIC, as applicable, will consummate the USG TRUPS® Transaction.

Representations and Warranties and Covenants:  The Exchange Agreements contain representations and warranties made by Citigroup, a number of which are qualified by materiality or the absence of a material adverse effect.  The Exchange Agreements contain a number of covenants made by Citigroup and the U.S. Treasury or the FDIC, as applicable.  The covenants include:

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Conduct of Business.  Citigroup has agreed to use its reasonable best efforts to carry on its business in the ordinary course of business and maintain and preserve its and any of its subsidiaries’ business and preserve its business relationships.

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Commercially Reasonable Efforts.  Citigroup and the U.S. Treasury and the FDIC have agreed to use their commercially reasonable efforts to consummate the U.S. Treasury Private Transaction, U.S. Treasury Public Transaction and USG TRUPS® Transaction, as applicable.

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Exchange Listing.  Citigroup has agreed to use its reasonable best efforts to cause the Interim Securities and common stock underlying the Interim Securities and warrants issued to U.S. Treasury to be approved for listing on the NYSE, subject to relevant listing requirements.

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Access, Information and Confidentiality.  Citigroup has agreed to provide the U.S. Treasury and the FDIC with access to corporate books and financial and accounting records until the U.S. Treasury’s or the FDIC’s, as applicable, ownership of Citigroup’s securities falls below a specified threshold.  Correspondingly, subject to certain limitations, the U.S. Treasury and the FDIC have agreed to use reasonable best efforts to hold such information confidential.

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Anti-takeover Provisions and Tax Benefits Preservation Plan.  Citigroup has agreed to exclude the U.S. Treasury and the FDIC from any plan or other anti-takeover measure that it adopts with regard to other potential investors in Citigroup.  However, subject to certain limitations, Citigroup may adopt a plan to retain certain tax benefits.  Under this type of plan, all holders of Citigroup’s securities will be treated in the same manner with respect to dispositions of such holder’s securities.

•	Internal Controls. Citigroup has agreed to establish internal protocols that monitor compliance with certain of Citigroup’s covenants under the Exchange Agreements.

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Depositary Shares.  Citigroup has agreed, upon the request of the U.S. Treasury, to enter into customary depositary arrangements to allow for the Interim Securities to be issued in the form of depositary shares.

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Registration Rights.  Citigroup has agreed to provide the U.S. Treasury and the FDIC with certain customary demand and “piggyback” registration rights covering the U.S. Treasury and the FDIC registrable securities.

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Preemptive Rights.  In the event Citigroup consummates a public or non-public offering of any common stock at a price less than $3.25 (or of securities convertible or exercisable into or exchangeable for common stock if the conversion, exercise or exchange price per share of common stock is less than $3.25) during the one year period commencing with the closing of the USG Private Transaction, Citigroup generally has agreed to provide the U.S. Treasury the right to purchase, on the same terms as in the offering, an amount of such securities that, in the aggregate, enables it to maintain its percentage ownership interest (assuming the exercise or conversion of all unexercised exchangeable convertible securities it owns) in Citigroup subject to certain terms and conditions.

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Executive Compensation.  Citigroup has agreed to (i) ensure that benefit plans comply with applicable compensation regulations; (ii) ensure that specified limitations on “golden parachute payments” are satisfied; (iii) ensure that specified limitations regarding bonus compensation payable to senior executive officers and senior leadership members are satisfied; (iv) maintain and implement lobbying and expense policies; (v) provide to Treasury an annual risk management report; and (vi) recoup payments made in contravention of executive compensation covenants to which it is subject.

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Bank Holding Company.  Citigroup has agreed to maintain its status as a Bank Holding Company for so long as the U.S. Treasury or the FDIC, as applicable, owns any debt or equity securities of Citigroup acquired pursuant to the Exchange Agreements.

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Restrictions on Dividends and Repurchases.  Subject to certain exceptions, until the date that the U.S. Treasury or the FDIC, as applicable, cease to own any debt or equity securities of Citigroup or an affiliate of Citigroup, Citigroup has agreed that, without the consent of the U.S. Treasury or the FDIC, as applicable, it will not (i) declare or pay any dividend or make any distribution on its common stock or (ii) redeem, purchase or acquire any shares of common stock or other capital stock or other equity securities of any kind of Citigroup, or any trust preferred securities issued by Citigroup or any of its affiliates.

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Voting of Warrant Shares.  The U.S. Treasury has agreed not to exercise any voting rights with respect to the warrant shares it will beneficially own as a result of the U.S. Treasury Private Transaction.

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Voting on Preferred Stock Amendments.  The U.S. Treasury and the FDIC have each agreed that they will vote their preferred stock and Interim Securities, as applicable, in the same proportion as all other shares of Citigroup’s preferred stock, whether such shares vote in the same class with or as a separate class from the U.S. Treasury or the FDIC preferred stock and Interim Securities, with respect to (1) an amendment to Citigroup’s charter to eliminate the requirement that dividends on outstanding shares of preferred stock be paid or declared and set apart for payment before any dividend may be paid or declared and set apart for payment on any outstanding shares of Citigroup’s common stock and (2) an amendment to Citigroup’s charter to increase the number of Citigroup’s authorized shares of preferred stock.

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Voting of Common Stock.  The U.S. Treasury has agreed that it will vote all of its common stock in the same proportion as all other shares of Citigroup's common stock are voted, with respect to each matter on which holders of Citigroup’s common stock are entitled to vote or consent other than with respect to the following matters:  (i) the election and removal of directors, (ii) the approval of any merger, consolidation, statutory share exchange or similar transaction that requires the approval of Citigroup’s stockholders, (iii) the approval of a sale of all or substantially all of the assets or property of Citigroup, (iv) the approval of a dissolution of Citigroup, (v) the approval of any issuance of securities of Citigroup on which holders of Citigroup’s common Stock are entitled to vote and (vi) the approval of any amendment to the charter or bylaws of Citigroup on which holders of Citigroup’s common stock are entitled to vote.

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Mandatory Sale Date.  If the U.S. Treasury owns any common stock or warrants convertible into such common stock on the tenth anniversary of the closing date of the previously announced public exchange offers, then the U.S. Treasury agrees to use reasonable efforts to transfer to non-governmental entities on an annual basis at least 20% of the aggregate number of such shares owned by the U.S. Treasury until all of such shares are transferred.

Termination Events:  The Exchange Agreements can be terminated at any time prior to the consummation of the respective transactions contemplated thereby:

•
by either the U.S. Treasury or the FDIC, as applicable, or Citigroup if any governmental entity has issued a governmental order or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the applicable Exchange Agreement and such order, decree, ruling or other action is final and nonappealable;

•	by mutual written consent of the U.S. Treasury or the FDIC, as applicable, and Citigroup; or

•	by either the U.S. Treasury or the FDIC, as applicable, or Citigroup if the U.S. Treasury Private Transaction has not occurred by September 18, 2009.

In connection with the proposed public exchange offer, Citigroup has filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2009 a Registration Statement on Form S-4, and a tender offer statement on Schedule TO, that contains a prospectus and related exchange offer materials.  This registration statement has not yet become effective.  Citigroup will mail the prospectus to the holders of its series of convertible and non-convertible public preferred stock and TRUPS and ETRUPS that may be eligible to participate in the public exchange offers. Holders of these series of preferred stock, TRUPS and ETRUPS are urged to read the prospectus and related exchange offer materials because they contain important information. You may obtain a free copy of the prospectus and related exchange offer materials that Citigroup filed with the SEC at the SEC’s website at www.sec.gov. The prospectus and related exchange offer materials may also be obtained for free by accessing Citigroup’s website at www.citigroup.com and clicking on the link for “Investors” and then clicking on the link for “All SEC Filings” or by contacting Citigroup at the following address or telephone number: Citigroup Document Services, 540 Crosspoint Parkway, Getzville, NY 14068, or within the United States, at
+1-877-936-2737 or outside the United States, at +1-716-730-8055, or by e-mailing a request to docserve@citigroup.com.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1
Tax Benefits Preservation Plan, dated as of June 9, 2009 between Citigroup Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series R Participating Cumulative Preferred Stock of Citigroup Inc. as Exhibit A, the Summary of Terms of the Rights Agreement as Exhibit B and the Form of Right Certificate as Exhibit C

99.1	Press Release dated June 10, 2009, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIGROUP INC.

By:	/s/ Michael S. Helfer
	Name:	Michael S. Helfer
	Title:	General Counsel and Corporate Secretary

June 10, 2009